AMENDMENT #3

to the

COMMERCIAL SUPPLY AGREEMENT
(originally effective May 23, 2007)

by and between

LG DISPLAY CO., LTD. (“LGD”) - formerly named LG.PHILIPS LCD CO., LTD.

and

UNIVERSAL DISPLAY CORPORATION (“UDC”)

This Amendment #3 shall amend and modify, to the extent of any inconsistency, the provisions of the above-referenced Commercial Supply Agreement, as previously amended effective as of June 30, 2008, and again effective as of June 30, 2009 (the “Agreement”).  This Amendment #3 shall be effective as of December 31, 2009.

1.           Article 9.1 of the Agreement is hereby amended to extend the term of the Agreement for six (6) additional months, through June 30, 2010.

2.           Except as set forth in this Amendment #3, all other terms and conditions of the greement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Amendment #3 to be executed by their duly authorized representatives:

LG DISPLAY CO., LTD.		UNIVERSAL DISPLAY CORPORATION

By:	/s/ Byung Chul Ahn	By:	/s/ Steven V. Abramson

Name:	Byung Chul Ahn	Name:	Steven V. Abramson

Title:	Vice President	Title:	President

Date:	Feb 19, 2010	Date:	March 10, 2010